Exhibit 23.2



                         CONSENT OF INDEPENDENT ACCOUNTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 8, 1995 appearing on page F-2 of Evans Systems, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1995.



                                        /S/ PRICE WATERHOUSE LLP
                                        ------------------------